UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 5, 2010

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 5, 2010, the shareholders of Tenet Healthcare Corporation (“Tenet”) approved the Second Amended and Restated Tenet Healthcare 2008 Stock Incentive Plan (the “Plan Amendment”). Under the plan, Tenet may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other share-based awards, as well as any other right, interest or option relating to shares of Tenet or cash granted pursuant to the plan. The Plan Amendment added 21,300,000 shares to the number of shares currently available for grant and adjusted the ratio used for counting awards issued under the plan, other than stock options and stock appreciation rights, from 1.5-to-1 to 1.2-to-1. The Plan Amendment and its terms are incorporated herein by reference to Appendix A to Tenet’s Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on March 25, 2010.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of Tenet’s shareholders was held on May 5, 2010.

(b) The shareholders (1) elected all of the board’s nominees for director, (2) approved the Second Amended and Restated Tenet Healthcare 2008 Stock Incentive Plan, (3) approved the Tenet Healthcare Corporation Ninth Amended and Restated 1995 Employee Stock Purchase Plan, and (4) ratified the selection of Deloitte & Touche LLP as the company’s independent registered public accountants for the year ending December 31, 2010.

The final results of voting on each of the matters submitted to a vote are as follows:

1. Election of directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John Ellis “Jeb” Bush	344,859,737	4,334,657	220,115	62,940,457
Trevor Fetter	345,104,737	4,041,880	267,892	62,940,457
Brenda J. Gaines	319,465,533	29,679,780	269,196	62,940,457
Karen M. Garrison	345,196,294	3,936,875	281,340	62,940,457
Edward A. Kangas	329,881,737	19,225,248	307,524	62,940,457
J. Robert Kerrey	343,429,970	5,679,849	304,690	62,940,457
Floyd D. Loop, M.D.	339,479,687	9,660,940	273,882	62,940,457
Richard R. Pettingill	333,258,863	15,864,114	291,532	62,940,457
James A. Unruh	342,921,956	6,192,397	300,156	62,940,457

2. Approval of the Second Amended and Restated Tenet Healthcare 2008 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
308,891,029	34,287,690	6,235,790	62,940,457

3. Approval of the Tenet Healthcare Corporation Ninth Amended and Restated 1995 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
342,103,054	6,835,624	475,831	62,940,457

4. Ratification of the selection of Deloitte & Touche LLP as the company’s independent registered public accountants for the year ending December 31, 2010:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
409,044,107	2,919,385	391,474	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Gary Ruff
Gary Ruff
Senior Vice President, General Counsel and Secretary

Date: May 7, 2010

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